Exhibit 10.3

OMNIBUS TERMINATION AND RELEASE

THIS OMNIBUS TERMINATION AND RELEASE (this “Agreement”) is made as of November 6, 2023, by and between RCF Acquisition Corp., a Cayman Islands exempted company (the “Company”) and RCF VII Sponsor LLC, a Delaware limited liability company (the “Sponsor”, and together with the Company, the “Parties”).

RECITALS

WHEREAS, the Company and the Sponsor are parties to that certain Administrative Services Agreement, dated as of November 9, 2021 (the “Administrative Services Agreement”);

WHEREAS, the Company issued an amended and restated convertible promissory note, dated as of May 11, 2023 (the “Working Capital Promissory Note”) to the Sponsor, pursuant to which the Company agreed to pay the Sponsor the principal balance advanced by Sponsor to the Company under the Working Capital Promissory Note, up to five million dollars ($5,000,000), upon the earlier of May 15, 2024 and the consummation of the Company’s initial business combination, unless accelerated, in each case upon the terms and subject to the conditions set forth in the Working Capital Promissory Note;

WHEREAS, the Company issued that certain convertible promissory note, dated as of May 11, 2023 (the “Extension Promissory Note”, together with the Working Capital Promissory Note, the “Promissory Notes”) to the Sponsor, pursuant to which the Company agreed to pay the Sponsor the principal balance advanced by Sponsor to the Company under the Extension Promissory Note, up to three million six hundred thousand dollars ($3,600,000), upon the earlier of the consummation of the Company’s initial business combination and the liquidation of the Company, in each case upon the terms and subject to the conditions set forth in the Extension Promissory Note;

WHEREAS, the Sponsor and Perception Capital Partners IV LLC, a Delaware limited liability company (the “Purchaser”) are parties to a Securities Purchase Agreement, dated as of November 2, 2023 (“Securities Purchase Agreement”), pursuant to which, as a material inducement to Purchaser’s agreement to enter into the Securities Purchase Agreement and as a condition to Purchaser’s obligation to consummate the transactions contemplated by the Securities Purchase Agreement, Sponsor agreed to terminate the Administrative Services Agreement and both of the Promissory Notes and to cancel and waive all Indebtedness (as defined in the Securities Purchase Agreement) under the Promissory Notes;

WHEREAS, in furtherance of the Securities Purchase Agreement, each of the Sponsor and Company wishes to terminate the Administrative Services Agreement and the Promissory Notes and to release and discharge all rights, liabilities and obligations thereunder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Effective as of the date of this Agreement: (a) each of the Promissory Notes and all rights and obligations of the Parties arising under each of the Promissory Notes (including, without limitation, all provisions of such instruments that, expressly by their nature or otherwise, were intended to survive cancellation or termination) is canceled in its entirety and terminated, automatically, without further action by either of the Parties; (b) each of the Parties, on behalf of itself and its Related Parties (as defined below) hereby forever waives, releases and discharges, to the fullest extent permitted by applicable law, the other Party and its respective Related Parties, from and against any and all actions, causes of action, claims, demands, damages, judgments, liabilities, obligations, debts, dues and suits of every kind, nature and description whatsoever, whether now known or unknown, vested or contingent, suspected or unsuspected, concealed or hidden, now existing or hereafter arising directly or indirectly under the Promissory Notes; and (c) the parties to the Promissory Notes shall have no further rights, obligations or liabilities thereunder or relating thereto. The Sponsor will promptly return to the Company the original of the Promissory Notes and hereby authorizes the Company to mark such document “cancelled”. Sponsor represents and warrants that (i) the Promissory Notes are unsecured and it does not have any security interest in and liens on any property or assets of the Company and (ii) the Promissory Notes have not been converted into any equity of the Company as of the date hereof.

2.	Effective as of the date of this Agreement: (a) the Administrative Services Agreement and all rights and obligations of the Parties thereunder, including any past fees owed to the Sponsor thereunder, is canceled in its entirety and terminated, automatically, without further action by either of the Parties; and (b) the Administrative Services Agreement shall be of no further force or effect in any manner whatsoever, and no Party will have any rights, obligations or liabilities of any nature thereunder.

3.	Each of the Company and the Sponsor, on behalf of itself and any other person or entity claiming on behalf of or through the Company or the Sponsor (as applicable), does forever release and discharge the other Party, together with such Party’s officers, members, managers, partners, directors, agents, representatives, employees, advisor, successors and assigns (collectively, its “Related Parties”), to the fullest extent permitted by law, from any and all claims, causes of action, suits, covenants, fees, expenses, costs, attorney fees, indemnities and obligations of every kind and nature, penalties, payments, assessments, damages or demands of any kind whatsoever, whether arising under law, equity, tort, contract, regulation, rule, statute or ordinance, known or unknown, foreseen or unforeseen, liquidated or unliquidated, that the Company or the Sponsor either has or has had up to and including the date of this Agreement arising out of or relating to the Administrative Services Agreement and/or the Promissory Notes.

4.	This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

5.	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and legal representatives.

6.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws rules. To the fullest extent permitted by the applicable law, the Parties hereby irrevocably and unconditionally: (a) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the New York Court and not in any state or federal court in the United States of America or any court in any other country; (b) consent to submit to the exclusive jurisdiction of the New York Court for purposes of any action or proceeding arising out of or in connection with this Agreement; (c) waive any objection to the laying of venue of any such action or proceeding in the New York Court; and (d) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the New York Court has been brought in an improper or inconvenient forum, or is subject (in whole or in part) to a jury trial.

7.	Following the date of this Agreement, the Parties shall, and shall cause their respective affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

8.	This Agreement may be executed in several counterparts or by separate instruments and by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed the foregoing Agreement as of the date first written above.

RCF VII SPONSOR LLC, a Delaware limited liability company

By:	RESOURCE CAPITAL FUND VII L.P.
Managing Member of RCF VII Sponsor LLC

By:	RCFM GP L.L.C.
General Partner of Resource Capital Fund VII L.P.

By:	/s/ Mason Hills
Name :	Mason Hills
Title:	General Counsel

RCF ACQUSITION CORP.

By:	/s/ Sunny S. Shah
Name:	Sunny S. Shah
Title:	Chief Executive Officer

[Signature Page to Omnibus Termination and Release]

IN WITNESS WHEREOF, the undersigned has executed the foregoing Agreement as of the date first written above.

RCF VII SPONSOR LLC, a Delaware limited liability company

By:	RESOURCE CAPITAL FUND VII L.P.
Managing Member of RCF VII Sponsor LLC

By:	RCFM GP L.L.C.
General Partner of Resource Capital Fund VII L.P.

By:	/s/ Mason Hills
Name :	Mason Hills
Title:	General Counsel

RCF ACQUSITION CORP.

By:	/s/ Sunny S. Shah
Name:	Sunny S. Shah
Title:	Chief Executive Officer

[Signature Page to Omnibus Termination and Release]